Exhibit 21.1

E*TRADE Financial Corporation

Subsidiaries of Registrant

BrownCo, LLC (Delaware)

BWL Aviation, LLC (Delaware)

Canopy Acquisition Corp. (Delaware)

Capitol View, LLC (Delaware)

ClearStation, Inc. (California)

Converging Arrows, Inc. (Delaware)

E TRADE Nordic AB (Sweden)

E TRADE Sverige AB (Sweden)

E TRADE Systems India Private Limited (India)

E*TRADE Advisory Services, Inc. (Delaware)

E*TRADE Asia Ltd. (Bermuda)

E*TRADE Asset Management, Inc. (Delaware)

E*TRADE Bank (Federal Charter)

E*TRADE Bank A/S (Denmark)

E*TRADE Benelux SA (Belgium)

E*TRADE Brokerage Holdings, Inc. (Delaware)

E*TRADE Brokerage Services, Inc. (Delaware)

E*TRADE Canada Securities Corporation (Canada)

E*TRADE Capital Management, LLC (Delaware)

E*TRADE Capital Markets, LLC (Illinois)

E*TRADE Clearing LLC (Delaware)

E*TRADE Community Development Corporation (Delaware)

E*TRADE Disaster Relief Fund (California)

E*TRADE Europe Holdings B.V. (The Netherlands)

E*TRADE Europe Securities Limited (Ireland)

E*TRADE Europe Services Limited (Ireland)

E*TRADE Financial Corporate Services, Inc. (Delaware)

E*TRADE Financial Corporation Capital Trust IV (Delaware)

E*TRADE Financial Corporation Capital Trust V (Delaware)

E*TRADE Financial Corporation Capital Trust VI (Delaware)

E*TRADE Financial Corporation Capital Trust VII (Delaware)

E*TRADE Financial Corporation Capital Trust VIII (Delaware)

E*TRADE Financial Corporation Capital Trust IX (Delaware)

E*TRADE Financial Corporation Capital Trust X (Delaware)

E*TRADE Global Asset Management, Inc. (Delaware)

E*TRADE Global Services Limited (United Kingdom)

E*TRADE Information Services, LLC (Delaware)

E*TRADE Institutional Holdings, Inc. (Delaware)

E*TRADE Insurance Services, Inc. (California)

E*TRADE International Equipment Management Corporation (Delaware)

E*TRADE Mauritius Limited (Mauritius)

E*TRADE Mortgage Backed Securities Corporation (Delaware)

E*TRADE Mortgage Corporation (Virginia)

E*TRADE Network Services International (Canada)

E*TRADE Savings Bank (Federal Charter)

E*TRADE Securities Corporation (Philippines)

E*TRADE Securities Limited (United Kingdom)

E*TRADE Securities LLC (Delaware)

E*TRADE Settlement Services, Inc. (Virginia)

E-TRADE South Africa (Pty) Limited (South Africa)

E*TRADE Technologies Corporation (Canada)

E*TRADE Technologies Group, LLC (Delaware)

E*TRADE Technologies Holding Limited (British Virgin Islands)

E*TRADE UK (Holdings) Limited (United Kingdom)

E*TRADE UK Limited (United Kingdom)

E*TRADE UK Nominees Limited (United Kingdom)

E*TRADE Wealth Management, Inc. (Delaware)

E*TRADE Web Services Limited (Ireland)

EGI Canada Corporation (Canada)

Electronic Share Information Limited (United Kingdom)

ETB Capital Trust XII (Delaware)

ETB Capital Trust XIII (Delaware)

ETB Capital Trust XV (Delaware)

ETB Capital Trust XVI (Delaware)

ETB Holdings, Inc. (Delaware)

ETB Holdings, Inc. Capital Trust XIV (Delaware)

ETB Holdings, Inc. Capital Trust XVII (Delaware)

ETB Holdings, Inc. Capital Trust XVIII (Delaware)

ETB Holdings, Inc. Capital Trust XIX (Delaware)

ETB Holdings, Inc. Capital Trust XX (Delaware)

ETB Holdings, Inc. Capital Trust XXI (Delaware)

ETB Holdings, Inc. Capital Trust XXII (Delaware)

ETB Holdings, Inc. Capital Trust XXIII (Delaware)

ETB Holdings, Inc. Capital Trust XXIV (Delaware)

ETB Holdings, Inc. Capital Trust XXV (Delaware)

ETB Holdings, Inc. Capital Trust XXVI (Delaware)

ETB Holdings, Inc. Capital Trust XXVII (Delaware)

ETCF Asset Funding Corporation (Nevada)

ETFC Capital Trust I (Delaware)

ETFC Capital Trust II (Delaware)

ETFC Holdings, Inc. (Delaware)

ETRADE Asia Services Limited (Hong Kong)

ETRADE Corporate Services (Hong Kong) Limited (Hong Kong)

ETRADE Financial Information Services (Asia) Limited (Hong Kong)

ETRADE Securities (Hong Kong) Limited (Hong Kong)

ETRADE Securities Limited (Hong Kong)

Highland Holdings Corporation (Virginia)

Highland REIT, Inc. (Virginia)

Howard Capital Management, Inc. (New York)

HR Holdings (Delaware), Inc. (Delaware)

Kobren Insight Management, Inc. (Massachusetts)

LendingLink, LLC (Pennsylvania)

RAA Wealth Management, Inc. (Delaware)

SV International S.A. (France)

TIR (Australia) Services Pty Limited (Australia)

TIR (Holdings) Limited (Cayman Islands)

TIR Holdings (Brazil) Limitada (Brazil)

TIR Securities (Australia) Pty Limited (Australia)

United Medical Bank (Federal Chartered)

U.S. Raptor Three, Inc. (Delaware)

W&L Aviation, Inc. (Delaware)

3045175 Nova Scotia Company (Canada)

3744221 Canada Inc. (Canada)